UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2004


                              K&F INDUSTRIES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       33-29035                      34-1614845
   --------                       --------                      ----------
(State or other               (Commission File                (IRS Employer
jurisdiction of               Number)                       Identification No.)
incorporation)


          600 THIRD AVENUE, NEW YORK, NY                         10016
          ---------------------------------------                -----
          (Address of principal executive offices)             (Zip Code)


          Registrant's telephone number, including area code: (212) 297-0900
                                                              --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

     On October 15, 2004, AAKF Acquisition, Inc. (the "Acquirer"), an affiliate of Aurora Capital Group, agreed to acquire K&F Industries, Inc. (the "Company") pursuant to a Stock Purchase Agreement (the "Purchase Agreement"), dated as of October 15, 2004, by and among the Acquirer, the Company and the stockholders of the Company. The acquisition is subject to customary conditions, including certain regulatory approvals and that the Acquirer will receive financing to complete the acquisition. The consideration to be paid in the acquisition consists of cash in the amount of $1,060,000,000.

Item 8.01. Other Events

     On October 18, 2004, the Company issued a press release announcing the signing of the Purchase Agreement, a copy of which is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits:

     99.1 Press Release, dated October 18, 2004, of K&F Industries, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          K&F INDUSTRIES, INC.


                                          By /s/ Kenneth M. Schwartz
                                             ----------------------------
                                             Kenneth M. Schwartz
                                             President and Chief Operating
                                             Officer


Date:  October 18, 2004


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                                  EXHIBIT INDEX


Exhibit:
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99.1 Press Release, dated October 18, 2004, of K&F Industries, Inc.